EXHIBIT 10.6.4


                                                                  EXECUTION COPY

TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE AGENT ON THE SIGNATURE PAGE HEREOF.

                             LEASE SUPPLEMENT NO. 1

            LEASE SUPPLEMENT No. 1, dated July 27, 2004, between ATLAS FREIGHTER LEASING III, INC., (the "Lessor"), and ATLAS AIR, INC. (the "Lessee").

            The Lessor and the Lessee have heretofore entered into a Amended and Restated Lease Agreement (N505MC), dated as of July 27, 2004 relating to one Boeing B747-2D3B aircraft (herein called the "Lease" and the defined terms therein being hereinafter used with the same meanings). The Lease provides for the execution and delivery from time to time of Lease Supplements for the purpose of leasing the Airframe and Engines under the Lease as and when delivered by the Lessor to the Lessee in accordance with the terms thereof.

            The Lease relates to the Airframe and Engines described below, and a counterpart of the Lease is attached hereto, and made a part hereof, and this Lease Supplement together with such attachment, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

            NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

            1. The Lessor hereby delivers and leases to the Lessee under the Lease and the Lessee hereby accepts and leases from the Lessor under the Lease the following described Boeing B747-2D3B aircraft (the "Aircraft"), which Aircraft as of the date hereof consists of the following components:

            (i) Airframe: U.S. Registration No. N505MC; manufacturer's serial no. 21251; and

            (ii) Engines: four (4) aircraft engines bearing, respectively, manufacturer's serial nos. 517597, 530388, 530389, and 517599 (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

            2. The closing date of the Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof. Except as otherwise provided in the Lease, the Term for the Aircraft shall commence on the closing date and end on the Final Maturity Date.

            3. The Lessee hereby confirms to the Lessor that the Lessee has accepted the Aircraft for all purposes hereof and of the Lease as being airworthy, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use; PROVIDED, HOWEVER, that nothing contained herein or in the Lease shall in any way diminish or otherwise affect any right the Lessee or the Lessor may have with respect to the Aircraft against the manufacturer, any affiliate thereof, or any subcontractor or supplier of the manufacturer or any affiliate thereof, under any purchase agreement or otherwise.

            4. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

            5. This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed as of the day and year first above written.

                                            ATLAS FREIGHTER LEASING III, INC.,
                                             Lessor


                                            By: /s/ William C. Bradley
                                                --------------------------------
                                            Name: William C. Bradley
                                            Title: Treasurer and Secretary


                                                            Amended and Restated
                                                                 Lease Agreement
                                                              (Lease Supplement)
                                                                        (N505MC)

                                           ATLAS AIR, INC.,
                                            Lessee


                                           By: /s/ William C. Bradley
                                               ---------------------------------
                                               Name: William C. Bradley
                                               Title: Vice President & Treasurer


                                                            Amended and Restated
                                                                 Lease Agreement
                                                              (Lease Supplement)
                                                                        (N505MC)

Accepted and Agreed:

ATLAS AIR WORLDWIDE HOLDINGS, INC.


By: /s/ William C. Bradley
    --------------------------------
Name: William C. Bradley
Title: Vice President & Treasurer


                                                            Amended and Restated
                                                                 Lease Agreement
                                                              (Lease Supplement)
                                                                        (N505MC)

                           Schedule to Exhibit 10.6.4

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

-------------------- ------------------------ ---------------- ------------------------- -----------------------------
REGISTRATION         MANUFACTURER'S SERIAL    LESSEE           LESSOR                    AGREEMENT
NUMBER               NUMBER(S)
-------------------- ------------------------ ---------------- ------------------------- -----------------------------
N509MC               21221                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N509MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N512MC               21220                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N512MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N517MC               23300                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N517MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N522MC               21783                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N522MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N523MC               21782                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N523MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N524MC               21784                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N524MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N526MC               22337                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N526MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N527MC               22471                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N527MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N528MC               22472                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N528MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N534MC               21832                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N534MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N808MC               21048                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N5808MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N809MC               20887                    Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
                                                               III                       (N580MC) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

CF6-50E2 Spare       530168; 517530;          Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
Engines              517790; 517602;                           III                       (CF6-50E2 Spare Engines)
                     517547; 517,538;                                                    dated as of July 27, 2004
                     517,539; 455167; 530255
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

CF6-80C2 BSF Spare   704,699; 704860; 704918  Atlas Air, Inc.  Atlas Freighter Leasing   Lease Supplement No. 1
Engines                                                        III                       (CF6-80C2 BSF Spare
                                                                                         Engines) dated as of July
                                                                                         27, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

